Exhibit 10.3
EXECUTION VERSION
CONFIDENTIAL TREATMENT REQUESTED
AMENDMENT NUMBER ONE
to the
FIFTH AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
Dated as of January 27, 2010
between
NATIONSTAR MORTGAGE LLC
and
THE ROYAL BANK OF SCOTLAND PLC
     This AMENDMENT NUMBER ONE (this “Amendment Number One”) is made this 6th day of April, 2010 (the “Amendment Effective Date”) between NATIONSTAR MORTGAGE LLC (“Seller”) and THE ROYAL BANK OF SCOTLAND PLC (“Buyer”), to that certain Fifth Amended and Restated Master Repurchase Agreement, dated as of January 27, 2010, between Seller and Buyer (as amended, supplemented or otherwise modified from time to time, the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
RECITALS
     WHEREAS, Seller and Buyer desire to amend the Agreement to include additional loan level representations and loan types eligible for funding under the Agreement; and
     WHEREAS, Seller and Buyer have agreed to amend the Agreement as set forth herein.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
          SECTION 1. Amendments. As of the Amendment Effective Date, the Agreement is hereby amended as follows:
     (a) Section 2 of the Agreement is hereby amended by adding the following new definition thereto in proper alphabetical order:
     “Manufactured Home Loan” shall mean an Agency Eligible Loan that is secured by real property improved by manufactured housing.
     (b) Schedule 1 Part I of the Agreement is hereby amended by adding the following subsection at the end thereto:
     (iii) No Refinancing. Except for the security interest created pursuant to the terms of this Agreement and as further expressly contemplated herein, the Loan has not been assigned or pledged, or been subject to any encumbrance, participation interest, lien, or pledge in connection with any repurchase agreement, loan and security agreement or similar credit facility or agreement since the origination thereof unless the Seller shall have first obtained the written consent of Buyer, which consent may be withheld in Buyer’s sole discretion.
          SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.
          SECTION 3. Fees and Expenses. Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number One (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.
          SECTION 4. Conditions Precedent. This Amendment Number One shall become effective on the Amendment Effective Date, provided that the Buyer shall have received this Amendment Number One delivered by a duly authorized officer of the Seller and such other documents as the Buyer or counsel to the Buyer may reasonably request.
          SECTION 5. Representations. Seller hereby represents to Buyer that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.
          SECTION 6. Governing Law. THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).
          SECTION 7. Counterparts. This Amendment Number One may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement. This Amendment Number One, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No signatory to this Amendment Number One shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense.
          SECTION 8. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
[Signature Page Follows]

2

     IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

NATIONSTAR MORTGAGE LLC (Seller)
By:	/s/ Gregory A. Oniu
	Name:	Gregory A. Oniu
	Title:	SVP

THE ROYAL BANK OF SCOTLAND PLC (Buyer) By: RBS Securities Inc., its agent
By:	/s/ Regina Abayer
	Name:	Regina Abayer
	Title:	Vice President

EXECUTION VERSION
CONFIDENTIAL TREATMENT REQUESTED
AMENDMENT NUMBER ONE
to the
FIFTH AMENDED AND RESTATED PRICING SIDE LETTER
Dated as of January 27, 2010
between
NATIONSTAR MORTGAGE LLC
and
THE ROYAL BANK OF SCOTLAND PLC
     This AMENDMENT NUMBER ONE (this “Amendment Number One”) is made this 6th day of April, 2010 (the “Amendment Effective Date”) between NATIONSTAR MORTGAGE LLC (“Seller”) and THE ROYAL BANK OF SCOTLAND PLC (“Buyer”), to that certain Fifth Amended and Restated Pricing Side Letter, dated as of January 27, 2010, between Seller and Buyer, as amended, supplemented or otherwise modified from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
RECITALS
     WHEREAS, Seller has requested that Buyer agree to amend certain pricing terms and permit certain types of loans to be eligible under the Agreement as more fully set forth herein; and
     WHEREAS, Seller and Buyer have agreed to amend the Agreement as set forth herein.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
          SECTION 1. Amendments. As of the Amendment Effective Date, the Agreement is hereby amended as follows:
     (a) Section 1 of the Agreement is hereby amended by deleting the definition “Applicable Margin” in its entirety and replacing it with the following:
          “Applicable Margin” shall mean, with respect to:
     (a) Eligible Loans, [***];
     (b) Eligible Participation Certificates, [***]; and
     (c) Eligible Securities, [***].
     (b) The definition of “Eligible Loan” in Section 1 of the Agreement is hereby amended by deleting subclause (14) thereof in its entirety and replacing it with the following:
     (14) if such Loan is a Manufactured Home Loan and the Purchase Price of such Loan, when added to the aggregate outstanding Purchase Price of all Manufactured Home Loans then subject to Transactions exceeds at any time $3,000,000;
     (c) Section 1 of the Agreement is hereby amended by deleting the definition of “Pricing Rate” in its entirety and replacing it with the following:
[***] Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

“Pricing Rate” shall, as of any date of determination, be equal to (x) with respect to Eligible Loans or Eligible Participation Certificates, the sum of (i) the greater of (a) the one-month LIBO Rate as of such date of determination and (b) the LIBO Floor plus (ii) the Applicable Margin and (y) with respect to Eligible Securities, the sum of (i) the one-month LIBO Rate as of such date of determination plus (ii) the Applicable Margin. In each case, the Pricing Rate is calculated on the basis of a 360-day year and the actual number of days elapsed between the Purchase Date and the Repurchase Date.
     (d) Exhibit A to the Agreement is hereby amended and restated in its entirety and replaced with the Exhibit A attached hereto as Annex I.
          SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.
          SECTION 3. Fees and Expenses. Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number One (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of that certain Fifth Amended and Restated Master Repurchase Agreement, dated as of January 27, 2010, between Buyer and Seller, as amended from time to time.
          SECTION 4. Conditions Precedent. This Amendment Number One shall become effective on the Amendment Effective Date, provided that the Buyer shall have received this Amendment Number One delivered by a duly authorized officer of the Seller and such other documents as the Buyer or counsel to the Buyer may reasonably request.
          SECTION 5. Representations. Seller hereby represents to Buyer that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.
          SECTION 6. Governing Law. THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).
          SECTION 7. Counterparts. This Amendment Number One may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement. This Amendment Number One, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No signatory to this Amendment Number One shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense.
          SECTION 8. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
[Signature Page Follows]

     IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

NATIONSTAR MORTGAGE LLC (Seller)
By:	/s/ Gregory A. Oniu
	Name:	Gregory A. Oniu
	Title:	SVP

THE ROYAL BANK OF SCOTLAND PLC (Buyer) By: RBS Securities Inc., its agent
By:	/s/ Regina Abayer
	Name:	Regina Abayer
	Title:	Vice President

ANNEX I
EXHIBIT A

	Days Such Assets
	are Subject to		Applicable	MV Margin
Asset Type	Transactions	Applicable Sublimit	Percentage	Percentage
	(whether or not
	consecutive)
Non-Conforming Loans that are Dry Loans	45 or fewer days	(i) $10,000,000 minus (ii) the aggregate Purchase Price of all Non-Conforming Loans that are Dry Loans subject to Transactions (whether or not consecutive) for between 46 days and 60 days (inclusive)	[***]	[***]

	between 46 days and 60 days (inclusive)	(i) $10,000,000 minus (ii) the aggregate Purchase Price of all Non-Conforming Loans that are Dry Loans subject to Transactions (whether or not consecutive) for 45 or fewer days	[***]	[***]

	more than 60 days	0%	[***]	[***]

Agency Eligible Loans (other than Manufactured Home Loans) that are Dry Loans or Securities	45 or fewer days	100%	[***]	[***]

	between 46 days and 60 days (inclusive)	100%	[***]	[***]

	between 61 days and 90 days (inclusive)	2% of aggregate outstanding Purchase Price	[***]	[***]

	more than 90 days	0%	[***]	[***]
[***] Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

Days Such Assets
	are Subject to		Applicable	MV Margin
Asset Type	Transactions	Applicable Sublimit	Percentage	Percentage
(whether or not
consecutive)
Manufactured Home Loans that are Dry Loans	45 or fewer days	(i) $3,000,000 minus (ii) the sum of the (x) aggregate Purchase Price of all Manufactured Home Loans subject to Transactions (whether or not consecutive) for between 46 days and 60 days (inclusive) and (y) aggregate Purchase Price of all Manufactured Home Loans subject to Transactions (whether or not consecutive) for between 61 days and 90 days (inclusive)	[***]	[***]

	between 46 days and 60 days (inclusive)	(i) $3,000,000 minus (ii) the sum of the (x) aggregate Purchase Price of all Manufactured Home Loans subject to Transactions (whether or not consecutive) for 45 or fewer days and (y) aggregate Purchase Price of all Manufactured Home Loans subject to Transactions (whether or not consecutive) for between 61 days and 90 days (inclusive)	[***]	[***]

	between 61 days and 90 days (inclusive)	(i) $3,000,000 minus (ii) the sum of the (x) aggregate Purchase Price of all Manufactured Home Loans subject to Transactions (whether or not consecutive) for 45 or fewer days and (y) aggregate Purchase Price of all Manufactured Home Loans subject to Transactions (whether or not consecutive) for between 46 days and 60 days (inclusive)	[***]	[***]

	more than 90 days	0%	[***]	[***]

Wet Loans	12 or fewer Business Days	30% of Maximum Aggregate Purchase Price (other than during Ramp Up Period)	[***]	[***]

40% of aggregate outstanding Purchase Price (during Ramp Up Period)

	more than 12 Business Days	0%	[***]	[***]
[***] Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

	Days Such Assets
	are Subject to		Applicable	MV Margin
Asset Type	Transactions	Applicable Sublimit	Percentage	Percentage
	(whether or not
	consecutive)
FNMA and GNMA I Participation Certificates	3 or fewer Business Days	100%	[***]	[***]

	between 4 and 6 Business Days (inclusive)	100%	[***]	[***]

	more than 6 Business Days	0%	[***]	[***]

GNMA II Participation Certificates	4 or fewer Business Days	100%	[***]	[***]

	between 5 and 6 Business Days (inclusive)	100%	[***]	[***]

	more than 6 Business Days	0%	[***]	[***]

FHLMC Participation Certificates	5 or fewer Business Days	100%	[***]	[***]

	6 Business Days	100%	[***]	[***]

	more than 6 Business Days	0%	[***]	[***]
[***] Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.